UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Aileron Therapeutics, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 210 Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 995-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On June 11, 2020, Aileron Therapeutics, Inc. (the “Company”) announced that it had received a letter (the “Compliance Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company it had regained compliance with Nasdaq’s minimum bid price requirement.

In July 2019, the Company had received a deficiency letter from Nasdaq stating that the Company was not compliant with the minimum bid price requirement for continued inclusion on the Nasdaq Global Market because, the bid price for its common stock had closed below the minimum $1.00 per share requirement (the “Minimum Bid Price Requirement”) for the last 30 consecutive business days preceding the deficiency letter. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until January 8, 2020, to regain compliance with the Minimum Bid Price Requirement.

On December 30, 2019, the Company transferred the listing of its common stock from the Nasdaq Global Market to the Nasdaq Capital Market and Nasdaq granted the Company an additional 180-day period, or until July 6, 2020, to regain compliance with Minimum Bid Price Requirement. On April 17, 2020, Nasdaq notified the Company that the date to regain compliance with the Minimum Bid Price Requirement was extended to September 21, 2020.

The Compliance Letter received by the Company on June 11, 2020 noted that (i) the Company’s common stock had a closing bid price of at least $1.00 for a minimum of ten consecutive trading days from May 28, 2020 through June 10, 2020, (ii) the Company has regained compliance with the Minimum Bid Price Requirement and (iii) Nasdaq considers the matter closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aileron Therapeutics, Inc.

Date: June 11, 2020	By:	/s/ Richard J. Wanstall
Richard J. Wanstall Chief Financial Officer and Treasurer